LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (the "Agreement") is made and entered into on November 17, 2007 between the undersigned, an Affiliate (defined below) and New Paradigm Productions, Inc., a Nevada corporation which will change its corporate name to China Marine Food Group Limited (the "Company").

RECITALS

A. The Company has determined that it is advisable and in its best interest to enter into that certain Securities Purchase Agreement, dated as of November 17, 2007 (the “Purchase Agreement”) with Pengfei Liu, as the make good pledgor and the Investors named therein (the "Investors"), pursuant to which the Company will issue and sell in a private offering securities of the Company (the "Offering"). Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement will have the meanings given such terms in the Purchase Agreement.

B. In connection with the Offering, the Company has agreed to provide the Investors certain registration rights pursuant to a Registration Rights Agreement dated as of November 17, 2007 (the “Registration Rights Agreement”), and in furtherance thereof has agreed to file a registration statement to enable the Investors to resell the securities which are the subject of the Offering.

C. It is a condition to the consummation of the Investors' respective obligations to close under the Purchase Agreement and to provide the financing contemplated by the Offering that each executive officer and director of the Company and each stockholder owning directly or indirectly shares representing 10% or more of Company’s total outstanding shares (collectively, the “Affiliates”) execute and deliver to the Company this Agreement.

D. In contemplation of, and as a material inducement for the Investors to enter into the Purchase Agreement, the undersigned and the Company have each agreed to execute and deliver this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. Effectiveness of Agreement. This Agreement shall become null and void if the Purchase Agreement is terminated prior to closing. The undersigned has independently evaluated the merits of his decision to enter into and deliver this Agreement, and has not relied on the advice of the Company or any other person.

2. Representations and Warranties. The undersigned, by his execution and delivery of this Agreement, hereby represents and warrants to the others and to all third party beneficiaries of this Agreement that (a) the undersigned has the full right, capacity and authority to enter into, deliver and perform his obligations under this Agreement, (b) this Agreement has been duly executed and delivered by the undersigned and is the binding and enforceable obligation of the undersigned, enforceable against the undersigned in accordance with the terms of this Agreement and (c) the execution, delivery and performance of undersigned’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which the undersigned is a party or to which the assets or securities of the undersigned are bound.

3. Beneficial Ownership. The undersigned hereby represents and warrants that it does not beneficially own (as determined in accordance with Section 13(d) of the Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) any shares of common stock of the Company, or any economic interest therein or derivative therefrom, other than those shares of common stock of the Company specified on the signature page to this Agreement. For purposes of the Agreement the shares of common stock beneficially owned by undersigned as specified on the signature page to this Agreement is referred to as the “Affiliate Shares.”

4. Lockup. The undersigned irrevocably agrees that from and after the date of this Agreement and through and including the date which is six months after the first Effective Date (as defined in the Registration Rights Agreement) (the "Lockup Period"), he will not (i) sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Affiliate Shares or warrants or other rights to purchase the Affiliate Shares or other shares of common stock, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Affiliate Shares, or warrants or other rights to purchase shares of common stock, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise (collectively, a “Transfer”). In furtherance thereof, the Company will (x) place a stop order on all Affiliate Shares covered by any registration statements, (y) notify its transfer agent in writing of the stop order and the restrictions on such Affiliate Shares under this Agreement and direct the transfer agent not to process any attempts by the undersigned to Transfer his Affiliate Shares, whether under such registration statements or otherwise, in violation of this Agreement. Notwithstanding the foregoing, the Affiliate Shares may be sold or otherwise transferred in a private non-market transaction during the Lock-Up Period so long as the acquirer of the Affiliate Shares, by written agreement with the Company entered into at the time of acquisition and delivered to the Company prior to the consummation of such acquisition, agrees to be bound by the restrictions set forth in this Agreement

5. No Third-Party Rights. No parties other than the undersigned and the Company shall have any rights to enforce this Agreement.

6. No Additional Fees/Payment. Other than the consideration specifically referenced herein, the parties hereto agree that no fee, payment or additional consideration in any form has been or will be paid to the undersigned in connection with this Agreement.

7. Enumeration and Headings. The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

8. Counterparts. This Agreement may be executed in facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

9. Successors and Assigns. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and assigns of the parties hereto.

10. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

11. Amendment. This Agreement may not be amended or modified in any manner except by a written agreement executed by the Company and each of the Affiliates to which such amendment directly relates.

12. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

13. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

14. Remedies. The Company shall have the right to specifically enforce all of the obligations of undersigned under this Agreement (without posting a bond or other security), in addition to recovering damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the undersigned recognizes that if it fails to perform, observe, or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Company. Therefore, the undersigned agrees that the Company shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

15. Governing Law. The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of California and the federal laws of the United States of America applicable therein.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement as of the day and year first above written.

/s/ Pengfei Liu Name: Pengfei Liu

Number of shares of Common Stock beneficially owned:

11,706.537

NEW PARADIGM PRODUCTIONS, INC.

By:	/s/ Pengfei Liu
Name: Pengfei Liu Title: Chief Executive Officer